UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 4, 2007
APRIA HEALTHCARE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14316	33-0488566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26220 Enterprise Court
Lake Forest, California	92630
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 639-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
This Amendment amends the Current Report on Form 8-K of Apria Healthcare Group Inc. (the “Company”) filed with the Securities and Exchange Commission on December 4, 2007 (the “December 8-K”) related to the Company’s acquisition of Coram, Inc. (“Coram”). This Amendment amends the December 8-K to include the financial statements and exhibits required by Item 9.01 (a), (b) and (d) of Form 8-K.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired. The audited consolidated balance sheets of Coram as of December 31, 2006 and the related audited consolidated statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2006 and notes thereto are filed as Exhibit 99.1 to this Amendment and incorporated herein by reference.

The unaudited condensed balance sheet of Coram as of September 30, 2007 and the unaudited condensed statements of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2007 and 2006 and notes thereto are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)	Pro Forma Financial Information. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006 of the Company and Coram are filed as Exhibit 99.3 to this Amendment and incorporated herein by reference.

(c)	Exhibits.

Exhibit
Number	Reference

99.1	The audited consolidated balance sheets of Coram as of December 31, 2006 and the related audited consolidated statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2006 and notes thereto.

99.2	The unaudited condensed balance sheet of Coram as of September 30, 2007 and the unaudited condensed statements of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2007 and 2006 and notes thereto.

99.3	The unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006 of the Company and Coram.

23.1	Consent of Grant Thornton LLP, independent auditors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APRIA HEALTHCARE GROUP INC. Registrant
/s/ Peter A. Reynolds
Peter A. Reynolds
Chief Accounting Officer and Controller

February 12, 2008

EXHIBIT INDEX

Exhibit
Number	Reference

99.1	The audited consolidated balance sheets of Coram as of December 31, 2006 and the related audited consolidated statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2006 and notes thereto.

99.2	The unaudited condensed balance sheet of Coram as of September 30, 2007 and the unaudited condensed statements of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2007 and 2006 and notes thereto.

99.3	The unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006 of the Company and Coram.

23.1	Consent of Grant Thornton LLP, independent auditors.

3